Exhibit 10.1

SIXTH AMENDMENT TO

CREDIT FACILITIES AGREEMENT

This SIXTH AMENDMENT TO CREDIT FACILITIES AGREEMENT (this “Agreement”) is entered into and effective as of August 15, 2005, by and among GTSI Corp., a Delaware corporation (“GTSI”), Technology Logistics, Inc., a Delaware corporation (“TLI”; separately and collectively with GTSI, “Borrower”), GE Commercial Distribution Finance Corporation (“GECDF”), as Administrative Agent, and GECDF and the other Lenders.

Recitals:

A.                                    GTSI, Administrative Agent and Lenders are party to that certain Credit Facilities Agreement dated as of October 20, 2003, as amended by that certain First Amendment to Credit Facilities Agreement dated as of March 12, 2004, as further amended by that certain Second Amendment to Credit Facilities Agreement dated as of July 29, 2004, as further amended by that certain Third Amendment to Credit Facilities Agreement dated as of November 22, 2004, as further amended by that certain Fourth Amendment to Credit Facilities Agreement dated as of April 28, 2005, and as further amended by that certain Fifth Amendment to Credit Facilities Agreement dated as of August 8, 2005 (the “Original Credit Agreement”).

B.                                    Administrative Agent, Lenders and Borrowers have agreed to the provisions set forth herein on the terms and conditions contained herein

Agreement

Therefore, in consideration of the mutual agreements herein and other sufficient consideration, the receipt of which is hereby acknowledged, GTSI, TLI, Administrative Agent and the Lenders hereby agree as follows:

1.              Definitions. All references to the “Agreement” or the “Credit Agreement” in the Original Credit Agreement and in this Agreement shall be deemed to be references to the Original Credit Agreement as it may be amended (by this Agreement and others), restated, extended, renewed, replaced, or otherwise modified from time to time.  Capitalized terms used and not otherwise defined herein have the meanings given them in the Original Credit Agreement.

2.              Effectiveness of Agreement. This Agreement shall become effective as of the date first written above, but only if this Agreement has been executed by each of GTSI, TLI, Administrative Agent and the Lenders, and only if all of the documents listed on Exhibit A to this Agreement have been delivered and, as applicable, executed, sealed, attested, acknowledged, certified, or authenticated, each in form and substance satisfactory to Administrative Agent and the Lenders, by each of GTSI, TLI, and/or GTSI Financial Services, Inc. (“GTSIFS”), as applicable, and the waiver fee described in Section 3.2 of this Agreement has been paid in cash to the Administrative Agent.  Each document, note, certificate or agreement listed on Exhibit A and signed by GTSI, TLI, or GTSIFS, as applicable, is and shall be deemed (together with all prior documents, notes, certificates and other agreements defined as Loan Documents in the Original Credit Agreement) to be a “Loan Document.”

3.              Amendments to Credit Agreement. The Original Credit Agreement is hereby amended as follows:

3.1.                            Distributions. Section 5.7 of the Fifth Amendment to Credit Facilities Agreement dated as of August 8, 2005 is hereby deleted in its entirety.  Notwithstanding the provisions of Section 14.10 of the Credit Agreement, Borrowers shall not directly or indirectly, declare or make, or incur any liability to make, any Distribution to any Person effective as of August 8, 2005 and continuing through December 31, 2005; provided, however, that if (i) no Default exists and no Default or Event of Default will occur or is reasonably likely to occur as a result of such payment, (ii) there is at least $7,500,000 of Excess Eligible Accounts after giving effect to the contemplated Distribution, and (iii) that an additional reserve shall be taken against the Borrowing Base in the aggregate amount of the allowed Distributions made under this provision during the period specified above, the Borrower or any other Covered Person may purchase or otherwise acquire up to $2,500,000, in the aggregate, of outstanding capital stock or other equity securities of Borrower.

Borrowers hereby acknowledge that Defaults and Events of Default have occurred under the following Section of the Credit Agreement:  Section 14.10 (Distributions) during the period from April 30, 2005 through July 31, 2005.  Subject to the terms and conditions contained herein, Administrative Agent and Lenders hereby waive the Defaults and Events of Default described in the preceding sentence; provided, however, that such waiver shall not constitute or be deemed to be a waiver of any subsequent Defaults or Events of Default under such Sections, or of any other existing or future Defaults or Events of Default under the Credit Agreement or the other Loan Documents at any time.  Upon any further Defaults or Events of Default, including without limitation any Default or Event of Default arising as a result of Borrower’s financial performance, all rights and remedies of Administrative Agent and Lenders with respect to such Defaults and Events of Default, whether pursuant to the Credit Agreement, the other Loan Documents, or available at law or equity, shall be available to Administrative Agent and Lenders.  Borrowers, Administrative Agent and Lenders each agree that the waivers granted herein do not apply to the breach of any other term, provision, covenant, representation or warranty of the Credit Agreement or the other Loan Documents or the breach of the covenants described above for any periods other than the periods specifically described above.

3.2.                            Borrowing Base. Notwithstanding the provisions of Section 3.1.4 of the Credit Agreement, effective as of August 8, 2005 and continuing through December 31, 2005, an additional deduction shall be made against the calculated Borrowing Base from time to time in an amount equal to the aggregate amount of the permitted Distributions made by Borrower in accordance with Section 3.1 of this Agreement.

4.              Representations and Warranties of Borrower. Each Borrower hereby represents and warrants to Administrative Agent and the Lenders that (i) Borrowers’ execution of this Agreement has been duly authorized by all requisite actions of each Borrower; (ii) no consents are necessary from any third parties for Borrowers’ execution, delivery or performance of this Agreement, (iii) this Agreement, the Original Credit Agreement, and each of the other Loan Documents, constitute the legal, valid and binding obligations of each Borrower enforceable against each such Borrower in accordance with their terms, except to the extent that the enforceability thereof against Borrowers may be limited by bankruptcy, insolvency or other laws affecting the enforceability of creditors rights generally or by equity principles of general application, (iv) except as disclosed on the supplemental disclosure schedule attached hereto as Exhibit B and the disclosure schedule attached to the Original Credit Agreement, all of the representations and warranties contained in Section 11 of the Credit Agreement are true and correct with the same force and effect as if made on and as of the date of this Agreement, and (v) after giving effect to this Agreement, there is no Default or no Event of Default Exists.

5.              Reaffirmation. Each Borrower hereby represents, warrants, acknowledges and confirms that (i) the Original Credit Agreement and the other Loan Documents remain in full force and effect as amended by this Agreement, (ii) no Borrower has a defense to its obligations under the Original Credit Agreement and the other Loan Documents, (iii) the Security Interests of the Administrative Agent (held for the ratable benefit of the Lenders) under the Security Documents secure all the Loan Obligations under the Original Credit Agreement, continue in full force and effect, and have the same priority as before this Agreement, and (iv) no Borrower has a claim against Administrative Agent or any Lender arising from or in connection with the Original Credit Agreement or the other Loan Documents and any such claim is hereby irrevocably waived and released and discharged forever.

6.              Governing Law. This Agreement shall be governed by and construed under the laws of the State of Missouri without giving effect to choice or conflicts of law principles thereunder.

7.              Fees and Expenses. Borrowers shall promptly pay to Administrative Agent an amount equal to all reasonable and documented third party fees, costs and expenses incurred by the Administrative Agent in connection with the preparation, negotiation, execution and delivery of this Sixth Amendment to Credit Facilities Agreement.

8.              Section Titles.The section titles in this Agreement are for convenience of reference only and shall not be construed so as to modify any provisions of this Agreement.

9.              Counterparts; Facsimile Transmissions. This Agreement may be executed in one or more counterparts and on separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  Signatures to this Agreement may be given by facsimile or other electronic transmission, and such signatures shall be fully binding on the party sending the same.

10.       Incorporation By Reference.Administrative Agent, Lenders and Borrowers hereby agree that all of the terms of the Loan Documents are incorporated in and made a part of this Agreement by this reference (except to the extent amended hereby).

11.       Notice—Oral Commitments Not Enforceable. The following notice is given pursuant to Section 432.057 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE, REGARDLESS OF THE LEGAL THEORY UPON WHICH IT IS BASED THAT IS IN ANY WAY RELATED TO THE CREDIT AGREEMENT.  TO PROTECT YOU (BORROWER(S)) AND US (CREDITOR) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING, WHICH IS THE COMPLETE AND EXCLUSIVE STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

12.       Statutory Notice-Insurance. The following notice is given pursuant to Section 427.120 of the Missouri Revised Statutes; nothing contained in such notice shall be deemed to limit or modify the terms of the Loan Documents:

UNLESS YOU PROVIDE EVIDENCE OF THE INSURANCE COVERAGE REQUIRED BY YOUR AGREEMENT WITH US, WE MAY PURCHASE INSURANCE AT YOUR EXPENSE TO PROTECT OUR INTERESTS IN YOUR COLLATERAL.  THIS

INSURANCE MAY, BUT NEED NOT, PROTECT YOUR INTERESTS.  THE COVERAGE THAT WE PURCHASE MAY NOT PAY ANY CLAIM THAT YOU MAKE OR ANY CLAIM THAT IS MADE AGAINST YOU IN CONNECTION WITH THE COLLATERAL.  YOU MAY LATER CANCEL ANY INSURANCE PURCHASED BY US, BUT ONLY AFTER PROVIDING EVIDENCE THAT YOU HAVE OBTAINED INSURANCE AS REQUIRED BY OUR AGREEMENT.  IF WE PURCHASE INSURANCE FOR THE COLLATERAL, YOU WILL BE RESPONSIBLE FOR THE COSTS OF THAT INSURANCE, INCLUDING THE INSURANCE PREMIUM, INTEREST AND ANY OTHER CHARGES WE MAY IMPOSE IN CONNECTION WITH THE PLACEMENT OF THE INSURANCE, UNTIL THE EFFECTIVE DATE OF THE CANCELLATION OR EXPIRATION OF THE INSURANCE.  THE COSTS OF THE INSURANCE MAY BE ADDED TO YOUR TOTAL OUTSTANDING BALANCE OR OBLIGATION.  THE COSTS OF THE INSURANCE MAY BE MORE THAN THE COST OF INSURANCE YOU MAY BE ABLE TO OBTAIN ON YOUR OWN.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.

GTSI CORP., as a Borrower

By:	/s/ Thomas A. Mutryn
Name: Thomas A. Mutryn
Title: Senior Vice President and Chief Financial Officer

TECHNOLOGY LOGISTICS, INC., as a Borrower

By:	/s/ Todd Leto
Name: Todd Leto
Title: Vice President of Operations

GE COMMERCIAL DISTRIBUTION FINANCE CORPORATION,
as Administrative Agent and a Lender

By:	/s/ David Mintert
Name: David Mintert
Title: Vice President of Operations

SUNTRUST BANK, as a Lender

By:	/s/ R. Mark Swaak
Name: R. Mark Swaak
Title: Vice President

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ John Carpenter
Name: John Carpenter
Title: Director

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By:	/s/ Louis J. Noppenberger
Name: Louis J. Noppenberger
Title: Vice President

ACKNOWLEDGEMENT, CONSENT AND REAFFIRMATION OF GUARANTY

The undersigned, GTSI Financial Services, Inc., acknowledges and consents to all changes in the Original Credit Agreement set forth in this Sixth Amendment to Credit Facilities Agreement, by and among Administrative Agent, Borrower and the Lenders (“Sixth Amendment”) and agrees that all such changes are in the best interests of Borrowers and the undersigned.  In consideration of financial accommodations granted and which may hereafter be granted to Borrowers by Administrative Agent and the Lenders, in consideration of Administrative Agent’s and the Lenders’ reliance on that certain Unlimited Guaranty, dated as of November 22, 2004, given by the undersigned, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, GTSI Financial Services, Inc., irrevocably and unconditionally reaffirms pursuant to the terms of the Unlimited Guaranty its continuing guarantee of the payment and performance of all current and future Guarantied Obligations, including, without limitation, all Loan Obligations.  The undersigned, GTSI Financial Services, Inc., further agrees that the validity and enforceability of the Unlimited Guaranty is not and shall not be affected in any way or manner by any of the changes in the financing set forth in the Sixth Amendment, that the Unlimited Guaranty is in full force and effect, and the undersigned, GTSI Financial Services, Inc., has no defenses of any kind or nature with respect to his obligations under the Unlimited Guaranty.

The undersigned, GTSI Financial Services, Inc., has reviewed the attached Sixth Amendment and all other documents and financial statements the undersigned deems necessary relating to the Borrowers and the Guarantied Obligations, including, without limitation, the Loan Obligations.

GTSI Financial Services, Inc.

By:	/s/ Jack Helmly
Name:	Jack Helmly
Title:	President